EXHIBIT (g)(2)


                                                       Dated:  December 18, 2001

                               AMENDED SCHEDULE A
                            TO THE CUSTODY AGREEMENT
                                     BETWEEN
                                  AMSOUTH FUNDS
                                       AND
                                  AMSOUTH BANK
                              DATED APRIL 17, 1997

AmSouth Prime Money Market Fund
AmSouth U.S. Treasury Money Market Fund
AmSouth Tax-Exempt Money Market Fund
AmSouth Treasury Reserve Money Market Fund
AmSouth Value Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Term Bond Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Exempt Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Money Market Fund
AmSouth Mid Cap Fund
AmSouth Large Cap Fund
AmSouth Limited Term U.S. Government Fund
AmSouth Tennessee Tax-Exempt Fund
AmSouth Limited Term Tennessee Tax-Exempt Fund
AmSouth International Equity Fund
AmSouth Strategic Portfolios:  Aggressive Growth Portfolio
AmSouth Strategic Portfolios:  Growth Portfolio
AmSouth Strategic Portfolios:  Growth and Income Portfolio
AmSouth Strategic Portfolios:  Moderate Growth and Income Portfolio

                                            AMSOUTH FUNDS

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
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                                            AMSOUTH BANK

                                            By:
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                                            Name:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------